                            BUSINESS LOAN AGREEMENT

                                                                 EXHIBIT 10.8(e)

- -----------------------------------------------------------------------------------------------------------------------------
     Principal      Loan Date      Maturity      Loan No      Call      Collateral      Account       Officer     Initials
    $480,000.00    07-14-1995     07-14-2002                                                            854
- -----------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
- --------------------------------------------------------------------------------

BORROWER: Travis Boats & Motors         LENDER:   Hibernia National Bank TIN:
          Baton Rouge,Inc.                        72-0210640
          (TIN: 721224466)                        Loan Administration Department
          14369 Florida Boulevard                 440 Third Street
          Baton Rouge, LA 70819                   Baton Rouge, LA 70801
================================================================================

     THIS BUSINESS LOAN AGREEMENT between Travis Boats & Motors Baton Rouge, Inc. ("Borrower") and Hibernia National Bank ("Lender") is made and executed on the following terms and conditions. Borrower has applied to Lender for a loan or loans and other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement.

     DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10:9-101, et seq.). All references to dollar amounts shall mean amounts in lawful money of the United States of America.

          AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached or to be attached to this Business Loan Agreement from time to time.

          BORROWER. The word "Borrower" means individually, collectively and interchangeably Travis Boats & Motors Baton Rouge, Inc. and all other persons and entities signing Borrower's Note. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

          CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

          COLLATERAL. The word "Collateral" means and includes individually, collectively, interchangeably and without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

          DEBT. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

          ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

          GRANTOR. The word "Grantor" means and includes individually, collectively, interchangeably and without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

          GUARANTOR. The word "Guarantor" means and includes individually, collectively, interchangeably and without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

          INDEBTEDNESS. The word "Indebtedness" means and includes individually, collectively, interchangeably and without limitation, any and all present and future loans, extensions of credit, liabilities and/or obligations of every nature and kind whatsoever that Borrower may now and in the future owe to or incur in favor of Lender and its successors or assigns, including without limitation, Borrower's indebtedness in favor of Lender under the Note, whether such loans, extensions of credit, liabilities and/or obligations are direct or indirect, or by way of assignment, and whether related or unrelated, or whether committed or purely discretionary, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, together with interest, costs, expenses, attorneys' fees and other fees and charges, whether or not any such indebtedness may be barred under any statute of limitations or may be otherwise unenforceable or voidable for any reason.

          LENDER. The word "Lender" means Hibernia National Bank TIN: 72-0210640, its successors and assigns, and any subsequent holder or holders of Borrower's Loan and Note, or any interest therein.

          LIQUID ASSETS. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's receivables.

          LOAN. The words "Loan" and "Loans" mean and include any and all loans and financial accommodations from Lender to Borrower (or any of them) whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of Borrower's Loan.

          NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

          RELATED DOCUMENTS. The words "Related Documents" mean and include individually, collectively, interchangeably and without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, collateral mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

          SECURITY AGREEMENT. The words "Security Agreement" mean and include individually, collectively, interchangeably and without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract or otherwise, evidencing, governing, representing, or creating a Security Interest.

          SECURITY INTEREST. The words "Security Interest" mean and include individually, collectively, interchangeably and without limitation any and all present and future mortgages, pledges, crop pledges, assignments and other security agreements directly or indirectly securing the repayment of Borrower's Loan and Note, whether created by law, contract, or otherwise.

          SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1988 as now or hereafter amended.

          SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

          TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

          WORKING CAPITAL. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

     APPLICATION FOR AND PURPOSE OF THE LOAN. Borrower has applied to Lender for a Loan in the aggregate principal amount of $480,000.00 for the following purpose: to finance the purchase of the Baton Rouge, Louisiana dealership facility.

     BORROWER'S LOAN. Lender has agreed to extend a Loan to Borrower in the amount of $480,000.00 subject to the terms and conditions of this Agreement and Borrower's attached Note. Borrower agrees to be bound and obligated under the terms and conditions of this Agreement and Borrower's Note, as well as any and all Security Agreements directly or indirectly securing repayment of the same.

     BORROWER'S NOTE. Borrower's Loan in favor of Lender shall be evidenced under Borrower's attached Note dated July 14, 1995, in the amount of $480,000.00. Borrower's Loan and Note will bear interest at the rate or rates, and will be repayable in accordance with the repayment terms as set forth therein.

     TERM. This Agreement shall be effective as of the date of its execution, and shall continue in full force and effect until such time as all of Borrower's Loan obligations in favor of Lender have been paid in full, in principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

     CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

          LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d)

07-14-1995                  BUSINESS LOAN AGREEMENT                       PAGE 2
LOAN NO                          (CONTINUED)
================================================================================
     evidenced of insurance below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guarantee described below.

     BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender property certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

     PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

     REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

     NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warranties to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

     ORGANIZATION. Borrower represents and warrants to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:

     AUTHORIZATION. Borrower's execution, delivery and performance of this Agreement have been duly authorized, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under Borrower's Articles of Incorporation or Bylaw, or any agreement or other instrument which may be binding upon Borrower, or under any law of governmental regulation or court decree or order applicable to Borrower and/or its properties. Borrower has the power and authority to enter into Borrower's Loan and Note and to grant collateral security therefor, Borrower has the further power and authority to own and to hold all of its assets and properties, and to carry on its business as presently conducted.

     FINANCIAL INFORMATION. Borrower's financial statements previously furnished to Lender are and were complete and correct, and were prepared in accordance with generally accepted accounting principles, and fairly represent Borrower's financial condition as of the date thereof. To the best of Borrower's knowledge, Borrower has no contingent obligations or liabilities that were not disclosed or reserved against in Borrower's financial statements or in the notes thereto. Since the dates of such financial statements, there has been no material adverse change in Borrower's financial condition or business.

     PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

     HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the "Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C Section 6901, et seq., or other applicable State or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or
     (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnify or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

     LITIGATION. There are no suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower or its assets, before any court or by any governmental agency, other than those previously disclosed to Lender in writing, which, if adversely determined, may have a material adverse effect on Borrower's financial condition or business.

     TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

     LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representative and assigns, and are legally enforceable in accordance with their respective terms.

     COMMERCIAL PURPOSE. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event for Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, and (iii) no steps have been taken to terminate any such plan.

     LOCATION OF BORROWER'S OFFICES AND RECORDS. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 14369 Florida Boulevard, Baton Rouge, LA 70819.

     INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SURVIVAL OF REPRESENTATION AND WARRANTIES. Borrower understands and agrees that Lender is relying upon the above representations and warranties in making the above referenced Loan to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

     LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     FINANCIAL RECORDS. Maintains its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit to examine audit Borrower's books and records at all reasonable times.

07-14-1995                   BUSINESS LOAN AGREEMENT                      PAGE 3
LOAN NO                           (CONTINUED)
================================================================================

     FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year end Borrower's balance sheet and income statement for the year ended, prepared by Borrower, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis, and certified by Borrower as being true and correct.

     ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time. In addition, Borrower shall furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, copies of Borrower's tax returns and detailed projected cash flow statement in form and content acceptable to Lender based upon planned operations for the following year, if requested by Lender.

     FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

          TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $100,000.00.

          OTHER RATIO. Maintain a ratio of Debt Service Coverage (defined as Net Income + Depreciation and Amortization + non-floorplan Interest + management fee paid to Travis Boats & Motors, Inc. divided by Principal and Interest on term debt related to entity) of at least of
          1.30 to 1.00.

     The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios; Borrower and Travis Boats & Motors, Inc. shall be tested annually for compliance with the Debt Service Coverage ratios after receipt of Borrowers's and Travis Boats & Motors, Inc.'s annual financial statements.

     For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt. The term "Debt" shall mean all of Borrower's liabilities excluding Subordinated Debt. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand plus Borrower's receivables. The term "Cash Flow" shall mean net income after taxes, and exclusive or extraordinary gains and income, plus depreciation and amortization. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

     INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insuance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

     INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
     (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral.

     GUARANTIES. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, on Lender's forms, and in the amounts and by the guarantors named below:

            Guarantors                             Amounts
            ----------                             -------
            Mark T. Walton                       $300,000.00
            Ronnie L. Spradling                  $300,000.00
            Joe E. Simpson                       $300,000.00
            Jesse C. Cox                         $300,000.00
            E.D. Bohls                           $300,000.00
            Robert C. Siddons                    $300,000.00
            Travis Boats & Motors, Inc.            Unlimited


     OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations or as otherwise described above, unless specifically consented to the contrary by Lender in writing.

     TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same, shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

     PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement.

     OPERATIONS. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts and records. If Borrower now or at any time hereafter maintains any records (including without limitations computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

     CHANGE OF LOCATION. Immediately notify Lender in writing of any additions to or changes in the location of Borrower's businesses.

     TITLE TO ASSETS AND PROPERTY. Maintain good and marketable title to all of Borrower's assets and properties.

     NOTICE OF DEFAULT, LITIGATION AND ERISA MATTERS. Forthwith upon learning of the occurrence of any of the following. Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (i) the occurrence of any Event of Default,or (ii) the institution of, or any adverse determination in, any litigation, arbitration proceeding or governmental proceeding, or (iii) the occurrence of a Reportable Event under, or the institution of steps by Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

     OTHER INFORMATION. From time to time Borrower will provide Lender with such other information as Lender may reasonably request.

     EMPLOYEE BENEFIT PLANS. So long as this Agreement remains in effect, Borrower will maintain each employee benefit plan as to which it may have any liability, in compliance with all applicable requirements of law and regulations.

     OTHER AGREEMENTS. Borrower will not enter into any agreement containing any provision which would be violated or breached by the performance of its obligations it hereunder or in connection herewith.

     07-14-1995                BUSINESS LOAN AGREEMENT                    PAGE 4
     LOAN NO                         (CONTINUED)
================================================================================

          COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

          ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, or property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities: shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

          ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security arrangements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

     NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that as long as this Agreement remains in effect, Borrower shall not, without the prior written consent of Lender.

          INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume additional indebtedness for borrowed money, including capital leases, in excess of the aggregate amount of U.S. $50,000.00, (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

          CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business,
          (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1988, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

          LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

     INTERVENTION. And now, into these presents, intervenes Travis Boats & Motors, Inc., a Guarantor hereunder, appearing herein agreeing and consenting to all of the terms of this Agreement, and agree that the liability of each of the undersigned is in solido with each other and the maker of the Note and that all of the terms, conditions, waivers, and agreements of the Note shall be binding upon each of the undersigned, that it does hereby waive presentment for payment, demand, protest, notice of protest, notice of nonpayment and demand. Travis Boats & Motors, Inc. further appears covenanting and agreeing with Lender that said Guarantor will: (1) furnish Lender with, as soon as available, but in no event later than 120 days after the end of each fiscal year, Guarantor's consolidated balance sheet and income statement for the year end, audited with an unqualified opinion by a certified public accountant; (2) furnish Lender with, as soon as available, but in no event later than 45 days after the end of each quarter, Guarantor's balance sheet and income statement for the quarter ended, prepared and certified as correct to the best knowledge and belief by Guarantor's chief financial officer or other person acceptable to Lender. All financial reports required hereunder shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and shall be in a form and substance acceptable to Lender. Travis Boats & Motors, Inc. further covenants and agrees with Lender that Guarantor will: (1) maintain a minimum Tangible Net Worth of not less than $1,250,000.00 on an annual basis and (2) maintain a ratio of Debt Service Coverage (defined as Net Income + depreciation and amortization + non-floorplan interest divided by Principal and interest on term debt related to entity) of at least 1.00 to 1.00, to be measured annually. Failure to comply with these covenants shall constitute an Event of Default hereunder, and under any promissory note representing Borrower's Indebtedness.

     APPRAISAL COVENANT. Lender shall have the right to appraise the Collateral by an MAI appraiser acceptable to Lender, at Borrower's expense, every 3 years from the date of the most recent appraisal on file with Lender. Additionally, if during the term of the Loan, there exists a collateral deficiency, determined in Lender's sole discretion, or if a default exists hereunder, Lender shall have the right to have the Collateral appraised by an MAI appraiser acceptable to Lender, at Borrower's expense, regardless of whether 3 years have lapsed since the last appraisal.

     ADDITIONAL DEFINITION OF LOAN. The term "Loan" shall also mean and include that certain promissory note dated July 14, 1995 executed by Borrower in the principal amount of $70,000.00.

     CURE PERIOD FOR DEFAULTS. Notwithstanding the "DEFAULT" provision set forth herein, prior to Lender declaring Borrower in default hereunder or under the Loan, Lender agrees to give Borrower written notice of any such default, and Borrower shall have ten (10) days within which to cure a monetary default, or thirty (30) days within which to cure a non-monetary default from the date Lender's written notice is given. Notices shall be given to Borrower and to Guarantor, Travis Boats & Motors, Inc., at 13045 Research Blvd., Austin, Texas, 78750.

     ADDITIONAL NEGATIVE COVENANT. Borrower covenants and agrees with Lender that Borrower shall not, without the prior written consent of Lender, repay amounts owed to Officers or Related Parties if the payment of such amounts will create an event of default for indebtedness with Lender. Related Parties is defined as any entity owned or partially owned by Travis Boats & Motors, Inc. or any of the guarantors listed above.

     CONFLICT OF PROVISIONS. If there is a conflict between the terms of this Agreement and the related loan documents contemplated herein, the terms and conditions of this Agreement shall prevail.

     ADDITIONAL COVENANT - DELIVERY OF GUARANTIES. Borrower hereby covenants and agrees to take such actions as may be needed to insure that within 30 days of the date of closing this loan, guaranties by the individual guarantors will be delivered to Lender and within 10 days, guaranty by Travis Boats & Motors, Inc. will be delivered to Lender, if not delivered at closing.

     DEPOSIT ACCOUNTS. As collateral security for repayment of Borrower's Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of Borrower's Note and any and all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees, upon default hereunder.

     EVENTS OF DEFAULT. The following actions or inactions or both shall constitute Events of Default under this Agreement:

          DEFAULT UNDER THE INDEBTEDNESS. Should Borrower default in the payment of principal or interest under any of the indebtedness.

          DEFAULT UNDER THIS AGREEMENT. Should Borrower violate, or fail to comply fully with any of the terms and conditions of, or default under this Agreement.

          DEFAULT UNDER OTHER AGREEMENTS. Should any event of default occur or exist under any Related Document which directly or indirectly secures repayment of the Loan and any of the Indebtedness.

          OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any Guarantor default under any other loan, extension of credit, security agreement, or obligation in favor of Lender.

          DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property, or Borrower's or any Guarantor's ability to perform this respective obligations under this Agreement, or any Related Document, or pertaining to the Indebtedness. *Travis Boats & Motors, Inc., or by two or more individual Guarantors,

          INSOLVENCY. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor, Travis Boats & Motors, Inc., or by any two or more individual Guarantors, occur or exist.

          READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, composition or extension under any insolvency law be brought by or against Borrower or any Guarantor.

          ASSIGNMENT FOR BENEFIT OF CREDITORS. Should Borrower or any Guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     07-14-1995                 BUSINESS LOAN AGREEMENT                   PAGE 5
     LOAN NO                         (CONTINUED)
================================================================================

          RECEIVERSHIP. Should a receiver of all or any part of Borrower's property, or the property of any Guarantor, be applied for or appointed.

          DISSOLUTION PROCEEDINGS. Should proceedings for the dissolution or appointment of a liquidator of Borrower or any Guarantor be commenced.

          FALSE STATEMENTS. Should any representation or warranty of Borrower or any Guarantor made in connection with the Loan prove to be incorrect or misleading in any respect.

          INSECURITY. Should Lender deem itself to be insecure with regard to repayment of the Loan.

     EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Loans immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "insolvency" subsection above, such acceleration shall be automatic and not optional.

     ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents:

          CORPORATE RESOLUTION. Borrower has provided or will provide Lender with a certified copy of resolutions properly adopted by Borrower's Board of Directors, and certified by Borrower's corporate secretary or assistant secretary, under which Borrower's Board of Directors authorized one or more designated officers or employees to execute this Agreement on behalf of Borrower and to execute the above referenced Note and any and all Security Agreements directly or indirectly securing repayment of the same, and to consummate the borrowings and other transactions as contemplated hereunder, and to consent to the remedies following Borrower's default as provided herein and under the above referenced Security Agreements.

          CERTIFICATION. Where required by Lender, Borrower has provided or will provide Lender with a certificate executed by Borrower's principal or executive officer, certifying that the representations and warranties set forth in this Agreement are true and correct, and further certifying that no Event of Default presently exists under this Agreement, or under Borrower's Note, or under any Security Agreement directly or indirectly securing repayment of the same, as of the date hereof.

          OPINION OF COUNSEL. Where required by Lender, Borrower has provided or will provide Lender with an opinion of Borrower's counsel certifying to and that: (a) this Agreement and Borrower's Note and Security Agreements constitute valid and binding obligations on the part of Borrower that are enforceable in accordance with their respective terms; (b) Borrower is validly existing and in good standing; (c) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated hereunder; and (d) such other matters as may have been requested by Lender or by Lender's counsel.

     MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

          AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Louisiana. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

          CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

          CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

          COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

          NOTICES. To give Borrower any notice required under this Agreement, Lender may hand deliver or mail such notice to Borrower. Lender will deliver or mail any notice to Borrower (or any of them if more than one) at any address which Borrower may have given Lender by written notice as provided in this paragraph. In the event that there is more than one Borrower under this Agreement, notice to a single Borrower shall be considered as notice to all Borrowers. To give Lender any notice under this Agreement, Borrower (or any Borrower) shall mail the notice to Lender by registered or certified mail at the address specified in this Agreement, or at any other address that Lender may have given to Borrower (or any Borrower) by written notice as provided in this paragraph. All notices required or permitted under this Agreement must be in writing and will be considered as given on the day it is delivered by hand or deposited in the U.S. Mail, by registered or certified mail to the address specified in this Agreement.

          SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          SOLE DISCRETION OF LENDER. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

          SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

          SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

          SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

          WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

   07-14-1995                      BUSINESS LOAN AGREEMENT               PAGE 6
   LOAN NO                               (CONTINUED)
===============================================================================

   BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JULY 14, 1995.

   BORROWER
   Travis Boats & Motors Baton Rouge, Inc.

   X /s/ JIM MCMANUS
    _________________________________________
    BORROWER: TRAVIS BOATS & MOTORS BATON ROUGE, INC. By Cornelius James McManus a/k/a Jim McManus, Vice President

   X/s/TRAVIS BOATS & MOTORS, INC. By Mark Walton - President
    ------------------------------
    GUARANTOR: TRAVIS BOATS & MOTORS, INC. By Mark Walton, President


   LENDER:

   Hibernia National Park

   By: /s/ WADE CAMILE
      _____________________________
      Authorized Officer

===============================================================================